Exhibit 99.1

Stemming from SEC Guidance Concerning Balance Sheet Treatment of Warrants,

AEA-Bridges Impact Corp. Announces Receipt of NYSE Continued Listing Standard Notice

NEW YORK and LONDON, May 28, 2021 /PRNewswire/ – AEA-Bridges Impact Corp. (NYSE: IMPX) (the “Company”) today announced that it received a formal notice of non-compliance from the New York Stock Exchange (the “NYSE”) relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) as required under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual.

On April 12, 2021, the staff of the Securities and Exchange Commission (“SEC”) issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. The immediacy of the effective date of the new guidance set forth in the Statement has resulted in a significant number of SPACs re-evaluating the accounting treatment for their warrants with their professional advisors, including auditors and other advisors responsible for assisting SPACs in the preparation of financial statements. This, in turn, has resulted in the Company’s delay in preparing and finalizing its financial statements as of and for the quarter ended March 31, 2021 and filing its Form 10-Q with the SEC by the prescribed deadline.

Under NYSE rules, the Company generally has six months following receipt of the notification of non-compliance to regain compliance with the continued listing standard, subject to any extensions by NYSE.

The Company believes the change in SEC guidance does not affect its strategy to acquire a target business or financial performance. The Company is in compliance with all other NYSE continued listing standards. The Company expects to file the Form 10-Q in the very near term and does not foresee any risk of non-compliance with the NYSE six-month remediation timeframe.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the impact of the Statement on the Company’s financial statements, as well as the effect of the revision on any periodic SEC filings, including the timing of filing the Form 10-Q, constitute forward-looking statements that are based on the Company’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, a variety of risk factors affecting the Company’s business and prospects, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 and subsequent reports filed with the SEC, as amended from time to time. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact

Joele Frank, Wilkinson Brimmer Katcher

Jon Keehner and Kate Clark Thompson

Tel: +1 (212) 355-4449

AEA-Bridges-JF@joelefrank.com

SOURCE AEA-Bridges Impact Corp.

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